UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.

Two World Financial Center, Building B,
New York, N.Y. 10281
Nomura Asset Management U.S.A. Inc.
2 World Financial Center, Building B,
New York, N.Y. 10281

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	February 28, 2011

Date of reporting period:	August 31, 2010

ITEM 1. REPORT TO SHAREHOLDERS

JAPAN SMALLER CAPITALIZATION FUND, INC.

October 27, 2010

To Our Shareholders:

We present the Semi-Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the six months ended August 31, 2010.

The Net Asset Value per share (“NAV”) of the Fund decreased by 2.0% during the six months.  The Fund’s closing market price on the New York Stock Exchange was $7.70, representing a discount of 6.89% to the NAV of $8.27.  The net assets of the Fund were $175,701,241 on August 31, 2010.

The Fund’s benchmark—the Russell/ Nomura Small Cap™ Index (“R/N Small Cap Index”)—decreased by 1.2% in United States (“U.S.”) dollar terms.  During the six months ended August 31, 2010, the Fund underperformed the R/N Small Cap Index by 0.8%.  The TOPIX, consisting of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), decreased by 4.9% and the Nikkei Average Index, a price-weighted index of the 225 leading stocks on the TSE, decreased by 8.0% in U.S. dollar terms for the six months ended August 31, 2010.  The Japanese yen (“Yen”) appreciated by 5.3% against the U.S. dollar during the period.

The Portfolio

Equity holdings represented 99.3% of the Fund’s net assets at August 31, 2010.  The Fund held 143 portfolio companies, of which 132 were TSE First Section stocks, three were TSE Second Section stocks, five were JASDAQ stocks and three were other smaller capitalization stocks, comprising 93.1%, 1.3%, 2.3%, and 2.6%, respectively, of net assets on August 31, 2010.

Performance

Stock attribution analysis shows that some holdings such as MTI Ltd. in the Information & Communication sector, MS&AD Insurance Group Holdings, Inc. in the Insurance sector and Hitachi Chemical Company, Ltd. in the Chemical sector detracted from the relative performance.  Meanwhile, some holdings in the Transport Equipment sector, such as Exedy Corporation, Musashi Seimitsu Industry Co., Ltd. and Keihin Corporation contributed to the relative performance.  Stock holdings from defensive sectors, such as Sawai Pharmaceutical Co., Ltd. in the Pharmaceutical sector, Kakaku.com, Inc. and Miraka Holdings in the Service sector also added value during the review period.

Market Review

The R/N Small Cap Index lost 6.2% in local currency terms for the six months ended August 31, 2010.  The R/N Small Cap Index outperformed the broad Japanese stock market, measured by the TOPIX, which declined by 10.0% during this period in local currency terms.  Amid a steep correction across the broad Japanese stock market, there was less selling pressure on small capitalization stocks compared with the overall Japanese market.  The business performance of many small capitalization companies is highly dependent on domestic demand, so their stock price corrections were generally limited compared with those of larger companies, which were vulnerable to overseas market concerns and the continued appreciation of the Yen against the U.S. Dollar.

Stock prices were relatively steady initially, and the market was little changed in the month of February.  The market became top-heavy amid concerns relating to two overseas factors—the contagion from Greece’s fiscal deficit crisis and monetary tightening in the U.S. and China in preparation for a possible exit strategy.  The Japanese stock market managed to make some headway during March, and there were even concerns that the market could be showing some signs of overheating given the almost uninterrupted rally through to month end.  News that the Bank of Japan (“BOJ”) was considering further monetary easing helped to break the deadlock, although un-certainty over the U.S. economy and the Greek fiscal crisis placed upward pressure on the Yen and eventually dampened stock market sentiment.  In reaction to the BOJ’s news, beneficiaries of a weaker Yen such as the Electronics and Machinery sectors led the overall market.  In addition to export-driven stocks, major banks, real estate firms and some other domestic-oriented stocks were supported by growing expectations of monetary easing.

In the April-June quarter, the Japanese stock market experienced a sharp decline.  Investors became increasingly concerned about the wider implications of the sovereign debt problems in Europe and the risk of a faltering economic recovery in the U.S., which together triggered steep declines in the Japanese and global stock markets during the second quarter.  Meanwhile, Japanese companies reported earnings results that were mostly above consensus estimates for fiscal year 2009, indicating that Japanese firms are successfully restructuring their businesses to cope with lower demand by restoring their profit margins.  However, net selling by overseas investors coincided with the release of conservative corporate earnings guidance, while recent disappointing macroeconomic figures have also dented investor sentiment.

The decline in the small capitalization index continued through July and August amid growing concerns over signs of a waning economic recovery in the U.S. in the wake of several disappointing economic indicators released during the period.  The Yen’s ongoing appreciation compounded the depressed market sentiment.  Even though many Japanese companies reported generally encouraging earning results for the April-June FY2010 first quarter, many of them indicated a cautious business outlook for the rest of the fiscal year.

Outlook and Strategy

Economic indicators have continued to suggest lately that the U.S. economic recovery is now leveling off, presenting a risk that overall global demand could start to deteriorate.  In response, market participants seem to be taking a more cautious view of global economic prospects.  Risk appetites have diminished accordingly, with investors avoiding risky assets like economically sensitive Japanese stocks in preference for sovereign bonds.  Despite the current economic weakness in the U.S., appropriate inventory levels, improved corporate profitability, and possible extensions to monetary easing policies imply that a double dip in the global economy is unlikely.  The EU economy appears to be holding up reasonably well due to robust exports aided by a weakening Euro, as well as most of the steady emerging economies.  In the meantime, Japanese stocks are trading at historically low valuations, and the Fund holds the view that the market is attractive from a medium-term perspective.

Nonetheless, there could be downward revisions to consensus short-run corporate earnings forecasts, as exporters’ assumptions need to be based on current unfavorable exchange rates and the subdued demand prospects.  Although concerns over the possible earnings revisions could weigh on the stock market for the time being, the Fund believes these negative prospects have been priced in somewhat, and further weakness in the stock market should provide opportunities for us to bottom fish among oversold economically sensitive stocks.

Already, a gap of 10 percentage points has opened in recurring profit growth forecasts between analysts’ estimates and corporate earnings guidance for fiscal year 2010.  Analysts expected a steady macroeconomic recovery, while the more cautious company management forecasts did not (Nomura 400 ex.  Financials).  The Japanese stock market’s relative decline and underperformance against its global peers since the earnings announcements at the start of this fiscal year could suggest that the cautious corporate views on global demand rather than the optimistic analysts’ assumptions are now reflected in the stock prices.  Meanwhile, the latest quarterly earnings results were robust and it appears corporations were successful in holding down cost.  With a lower breakeven point for the Japanese corporate sector, especially among manufacturing companies, the Fund does not expect there to be a substantial downgrade to corporate earnings guidance unless the global economy falls back into recession.

The Yen’s surge continues to pose a risk to earnings.  Weakening economic prospects in the developed economies are obliging the authorities to adopt extended monetary easing policies in the U.S. and Europe, so there will be no swift reversal in the narrow interest rate gap between Japan and other major economies.  On the contrary, easing measures taken by the BOJ have failed to affect the market.

The average price to book value ratio for the R/N Small Cap stocks is now 0.81, which is somewhat lower than their book price.  Accordingly, the Fund believes share prices could have become oversold and now seem attractively alued from a medium term perspective.  Average price/earnings ratios for fiscal year ending March 2011 are about 15 (R/N Small Cap Index), which seem fair compared with major global stock markets.  It could take several quarters for the major economies to return to a solid economic growth path, which should eventually cause economically sensitive Japanese manufacturing stocks to begin incorporating further earnings growth potential, eventually increasing the appeal of Japanese stocks overall.

However, the Fund believes the risk of taking aggressive sector strategies and specific exposures will be higher than usual given the concerns over a pause in the global economic recovery.  In addition, the Yen’s appreciation is giving exporters plenty of trouble, although domestic stocks tend to make up a larger share of the small capitalization indices than in the overall Japanese stock market.  Valuations of small capitalization stocks are still lower than those of large capitalization stocks, and there are many attractive small capitalization stocks in the Japanese market.  Therefore, the Fund’s investment team will focus on stock selection within the small capitalization market.

Following the failure of the ruling DPJ to hold onto its coalition majority in the House of Councilors at the July 11th election, the Fund will also closely monitor the progress of economic policies.  Policy formation will almost certainly become more difficult and this could have an influence on domestic oriented small capitalization stocks in general.

We appreciate your continuing support of your Fund.

Sincerely,

Shigeru Shinohara
President

BENCHMARK

The Russell/Nomura Small CapTM Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total MarketTM Index.  It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total MarketTM Index.  Currently, there are 1,350 securities in the Russell/Nomura Small CapTM Index.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s website at http://www.sec.gov.  Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available.  (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s Website at http://www.sec.gov.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s transfer agent, Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which includes the Fund.  The Internet web address is www.nomura.com. We invite you to view the Internet website.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FUND HIGHLIGHTS—AUGUST 31, 2010

(Unaudited)

KEY STATISTICS
Net Assets	$175,701,241
Net Asset Value per Share	$8.27
Closing NYSE Market Price	$7.70
Percentage Change in Net Asset Value per Share*†	(2.0%)
Percentage Change in NYSE Market Price*†	(5.3%)

MARKET INDICES
Percentage change in market indices:*
	YEN	U.S.$
Russell/Nomura Small Cap™ Index	(6.2%)	(1.2%)
TOPIX	(10.0%)	(4.9%)
Nikkei Average	(12.9%)	(8.0%)

*	From March 1, 2010 through August 31, 2010.
†	Reflects the percentage change in share price.

ASSET ALLOCATION
Japanese Equities
TSE First Section Stocks	93.1%
JASDAQ Stocks	2.3%
TSE Second Section Stocks	1.3%
Other Smaller Capitalization Stocks	2.6%
Cash and Cash Equivalents	0.5%
Total Investments	99.8%
Other Assets less Liabilities, Net	0.2%
Net Assets	100.0%

INDUSTRY DIVERSIFICATION
	% of Net Assets		% of Net Assets
Services	13.8	Machinery and Machine Tools	4.2
Chemicals and Pharmaceuticals	12.5	Food Manufacturing	3.6
Miscellaneous Manufacturing	9.8	Telecommunications	3.4
Retail	9.5	Transportation	3.0
Electronics	7.7	Iron and Steel	2.8
Information and Software	7.6	Textiles and Apparel	1.7
Real Estate and Warehouse	6.8	Oil and Gas	0.6
Banks and Finance	6.4
Automotive Equipment and Parts	5.9

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE
Security	Market Value	% of Net Assets
Otsuka Corporation	$3,188,172	1.8
Hitachi Chemical Company, Ltd	3,181,586	1.8
Park 24 Co., Ltd.	3,126,657	1.8
Sekisui Chemical Co., Ltd.	3,082,532	1.8
ABC-Mart, Inc.	2,913,978	1.7
Daicel Chemical Industries, Ltd.	2,816,048	1.6
Nihon Kohden Corporation	2,766,911	1.6
Yaskawa Electric Corporation	2,691,210	1.5
Fuji Oil Co., Ltd.	2,659,015	1.5
Misumi Group Inc.	2,621,831	1.5

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS*

AUGUST 31, 2010

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
EQUITY SECURITIES
Automotive Equipment and Parts
Eagle Industry Co., Ltd.	59,000	$627,661	$439,037	0.2
Valves and mechanical seals
Exedy Corporation	46,900	647,836	1,350,274	0.8
Drivetrain products
Hino Motors, Ltd.	364,000	1,141,332	1,600,951	0.9
Diesel buses and trucks
Keihin Corporation	82,400	1,168,538	1,573,069	0.9
Automotive and machinery parts
Musashi Seimitsu Industry Co., Ltd.	80,900	1,319,584	1,776,194	1.0
Ball joints, camshafts, and gears
Nihon Parkerizing Co., Ltd.	70,000	926,611	832,927	0.5
Rustproof and heat treatment
Nissin Kogyo Co., Ltd.	104,000	1,440,794	1,513,177	0.9
Brake systems
Tokai Rika Co., Ltd.	77,300	1,608,312	1,201,883	0.7
Electronic parts
Total Automotive Equipment and Parts		8,880,668	10,287,512	5.9

Banks and Finance
The Aichi Bank, Ltd.	29,700	2,692,079	1,814,657	1.0
General banking services
The Bank of Iwate, Ltd.	26,600	1,543,799	1,234,746	0.7
General banking services
The Hachijuni Bank, Ltd..	62,000	354,085	336,071	0.3
General banking services
Kabu.com Securities Co., Ltd.	144,900	833,243	675,195	0.4
Online brokerage
The Keiyo Bank, Ltd.	348,000	1,659,416	1,770,508	1.0
General banking services
Matsui Securities Co., Ltd.	105,400	814,850	601,391	0.3
Online brokerage
The Mie Bank, Ltd.	517,000	2,348,019	1,395,055	0.8
General banking services
The Musashino Bank, Ltd.	25,500	782,264	775,685	0.4
Regional bank
Osaka Securities Exchange Co., Ltd.	153	774,546	742,039	0.4
Marketplace for trading investment vehicles
The San-in Godo Bank, Ltd.	268,000	2,302,964	1,876,398	1.1
General banking services
Total Banks and Finance.		14,105,265	11,221,745	6.4

See notes to financial statements.

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS* - Continued

AUGUST 31, 2010

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
Chemicals and Pharmaceuticals
Adeka Corporation	158,300	$1,521,486	$1,612,637	0.9
Resin products
AIN Pharaciez Inc.	25,300	846,525	863,734	0.5
Pharmacies
Daicel Chemical Industries, Ltd.	460,000	2,212,510	2,816,048	1.6
Organic/inorganic chemicals
Daiso Co., Ltd.	172,000	461,985	468,208	0.2
Caustic soda
Hitachi Chemical Company, Ltd.	183,700	3,472,171	3,181,586	1.8
Semiconductor materials
Kaken Pharmaceuticals Co., Ltd.	74,000	630,964	800,475	0.5
Pharmaceuticals and agrochemicals
Koatsu Gas Kogyo Co., Ltd.	198,000	1,118,273	1,150,930	0.7
High-pressured gases and chemicals
Lintec Corporation	121,100	2,166,841	2,457,268	1.4
Adhesive products
Miraca Holdings Inc	73,400	2,034,495	2,455,246	1.4
Medical drugs and equipment
Nippon Shinyaku Co., Ltd.	53,000	595,815	681,676	0.4
Pharmaceuticals and health food products
Nippon Shokubai Co., Ltd.	46,000	396,311	400,262	0.2
Synthetic resins
Rohto Pharmaceutical Co., Ltd.	167,000	1,853,790	2,036,755	1.2
Pharmaceuticals manufacturer
Sawai Pharmaceutical Co., Ltd.	20,400	1,479,822	2,087,893	1.2
Prescription and generic drugs
Sekisui Plastics Co., Ltd.	93,000	470,075	412,351	0.2
Framed plastics and resin products
Torii Pharmaceutical Co., Ltd.	24,700	442,218	450,692	0.3
Pharmaceuticals
Total Chemicals and Pharmaceuticals		19,703,281	21,875,761	12.5

Electronics
Foster Electric Company, Limited	40,000	1,094,438	856,345	0.5
Speaker systems
Funai Electric Co., Ltd.	30,200	890,803	914,346	0.5
Audio-visual equipment
Fuji Machine Mfg. Co., Ltd.	127,900	1,846,334	2,022,074	1.2
Automated assembly machines
Fujitsu General Limited	186,000	804,281	926,407	0.5
Air conditioners

See notes to financial statements.

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS* - Continued

AUGUST 31, 2010

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
MegaChips Corporation	50,000	$748,574	$892,719	0.5
Large-Scale-Integration circuits
Mitsumi Electric Company, Ltd.	44,300	913,325	620,332	0.4
PC peripheral units and devices
The Okinawa Electric Power Company, Incorporated.	10,400	537,901	549,516	0.3
Thermal power
Sanshin Electronics Co., Ltd.	225,300	2,575,850	1,906,848	1.1
Semiconductors
Shinko Electric Industries Co., Ltd.	125,200	1,531,668	1,370,689	0.8
Semiconductor packages
Tomen Devices Corporation	38,500	805,675	760,618	0.4
Semiconductors
Yaskawa Electric Corporation	389,000	2,505,715	2,691,210	1.5
Servomotors and industrial robots
Total Electronics		14,254,564	13,511,104	7.7

Food Manufacturing
Fuji Oil Co., Ltd.	172,600	2,233,847	2,659,015	1.5
Palm oil and coconut oil
J-Oil Mills, Inc.	254,000	898,315	703,501	0.4
Cooking oil
Marudai Food Company, Ltd.	92,000	282,674	281,058	0.2
Fresh meat
Mitsui Sugar Co., Ltd.	95,000	364,177	350,074	0.2
Sugar and related products
Morinaga Milk Industry Co., Ltd.	199,000	794,318	858,686	0.5
Dairy products
Nichirei Corporation	121,000	479,859	514,924	0.3
Frozen foods, ice, and meat products
Nippon Flour Mills Co., Ltd.	82,000	389,040	423,037	0.2
Flour
Warabeya Nichiyo Co., Ltd.	51,000	648,251	600,178	0.3
Prepared boxed lunches
Total Food Manufacturing		6,090,481	6,390,473	3.6

Information and Software
COOKPAD, Ltd.	14,900	821,699	790,829	0.4
Operates cooking recipes websites
Dwango Co., Ltd.	512	953,103	1,016,392	0.6
Mobile phones internet content
IT Holdings Corporation	122,200	1,486,260	1,377,065	0.8
Network solutions

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS* - Continued

AUGUST 31, 2010

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
Itochu Techno-Solutions Corporation	73,700	$2,527,332	$2,398,700	1.4
Computer network systems developer
Kakaku.com, Inc	309	1,179,415	1,507,810	0.9
Price comparison and product information
NSD Co.,Ltd	95,300	987,033	1,025,218	0.6
Computer software development
Opt, Inc.	156	216,221	209,545	0.1
Internet advertising services
Otsuka Corporation.	48,500	2,897,241	3,188,172	1.8
Computer information system developer
Sato Corporation.	73,700	704,783	888,342	0.5
Automation recognition systems
Zappallas, Inc	693	1,280,096	934,984	0.5
Mobile phones internet content
Total Information and Software		13,053,183	13,337,057	7.6

Iron and Steel
Daido Steel Co., Ltd	199,000	785,888	941,480	0.5
Specialty steel products
Hanwa Co.,Ltd	443,000	1,743,636	1,600,856	0.9
Steel imports/exports
Maruichi Steel Tube Ltd	27,100	503,234	515,423	0.4
Welded steel pipes
Neturen Co.,Ltd	263,300	2,359,421	1,812,193	1.0
Induction hardening equipment
Total Iron and Steel		5,392,179	4,869,952	2.8

Machinery and Machine Tools
Hisaka Works, Ltd	54,000	572,678	516,089	0.3
Heat exchangers and evaporators
Mimasu Semiconductor Industry Co., Ltd	149,200	1,638,044	1,475,595	0.8
Silicon and gallium
Misumi Group Inc	134,900	2,098,590	2,621,831	1.5
Precision machinery parts
O-M Ltd.	276,000	1,384,822	770,996	0.4
Automatic packaging equipment
Taiho Kogyo Co., Ltd.	107,100	1,020,270	684,931	0.4
Metal forgings
Trusco Nakayama Corporation	70,600	1,010,820	923,989	0.5
Industrial machinery

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS* - Continued

AUGUST 31, 2010

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
Yuken Kogyo Co., Ltd.	292,000	$1,092,161	$447,762	0.3
Hydraulic equipment
Total Machinery and Machine Tools		8,817,385	7,441,193	4.2

Miscellaneous Manufacturing
Daiichikosho Co., Ltd.	63,500	947,098	974,484	0.6
Karaoke equipment
Daio Paper Corporation	51,000	413,180	363,744	0.2
Paper, pulp, and paperboard
Fujimi Incorporated	55,600	961,279	759,399	0.4
Silicon wafer polishing materials
Hogy Medical Co., Ltd.	11,900	588,018	593,408	0.3
Medical supply products
Hokuetsu Kishu Paper Co., Ltd.	141,500	839,439	677,854	0.4
Paper and pulp products
Horiba, Ltd.	58,700	1,365,291	1,395,542	0.8
Measuring instruments and analyzers
Japan Digital Laboratory Co., Ltd.	106,400	1,279,260	1,071,273	0.6
Computers for accounting and financial use
Kansai Paint Co., Ltd.	310,000	1,916,595	2,575,810	1.5
Paint
Lion Corporation	74,000	374,086	397,599	0.2
Household products
Mitsui Mining & Smelting Co., Ltd.	313,000	777,900	840,868	0.5
Non-ferrous metals
Nihon Dempa Kogyo Co., Ltd.	28,400	576,756	368,651	0.2
Quartz crystals
Nihon Kohden Corporation	136,600	2,002,201	2,766,911	1.6
Medical equipment
Nitta Corporation	66,200	972,503	890,798	0.5
Processed rubber products
Noritz Corporation	29,300	551,795	560,400	0.3
Gas-fired bathes
Sumitomo Forestry Co., Ltd.	187,100	1,407,725	1,338,891	0.8
Lumber and wood-related construction materials
Toyo Tanso Co., Ltd.	33,900	1,762,036	1,638,080	0.9
Carbon and graphite
Total Miscellaneous Manufacturing		16,735,162	17,213,712	9.8

Oil and Gas
Tokai Carbon Co., Ltd.	180,000	776,568	1,044,160	0.6
Industrial products

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS* - Continued

AUGUST 31, 2010

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
Real Estate and Warehouse
Daibiru Corporation	259,900	$2,808,414	$1,915,459	1.1
Leases office buildings, apartments and hotels
Goldcrest Co., Ltd.	83,680	2,247,004	1,741,738	1.0
Real estate management services
Nihon Eslead Corporation	27,900	216,304	213,581	0.1
Condominiums
The Sankei Building Co., Ltd.	89,000	567,569	486,657	0.2
Leases office buildings and store spaces
Sekisui Chemical Co., Ltd.	526,000	3,539,817	3,082,532	1.8
Prefabricated residential housing
Sumitomo Real Estate Sales Co., Ltd.	52,050	2,005,965	2,193,370	1.3
Brokerage services
Takasago Thermal Engineering Co., Ltd.	148,500	1,275,468	1,122,686	0.6
Air-conditioning facilities
TOC Co.,Ltd.	304,500	1,158,966	1,234,288	0.7
Commercial building leasing
Total Real Estate and Warehouse		13,819,507	11,990,311	6.8

Retail
Askul Corporation	66,700	1,285,943	1,248,767	0.7
Office equipment
Don Quijote Co., Ltd.	76,800	1,923,852	1,872,414	1.1
Discount stores
Felissimo Corporation	75,100	1,674,684	1,080,190	0.6
Catalog shopping
H2O Retailing Corporation	84,000	505,918	504,250	0.2
Railway terminal department stores
Heiwado Co.,Ltd.	152,400	1,911,404	1,806,155	1.0
Supermarkets
Komeri Co.,Ltd.	54,400	1,371,206	1,249,988	0.7
Home center chain
Kose Corporation	39,400	849,003	924,993	0.5
Cosmetics
Ministop Co.,Ltd.	101,500	1,400,488	1,447,845	0.8
Convenience stores
Mitsui Matsushima, Co., Ltd.	705,000	1,398,679	1,022,407	0.6
Coal
Parco Co.,Ltd.	133,700	1,141,166	1,026,689	0.6
Shopping centers
Saint Marc Holdings Co., Ltd.	16,200	615,090	624,892	0.4
Bakery

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS* - Continued

AUGUST 31, 2010

(Unaudited)
	Shares	Cost	Market Value	% of Net Assets
Shimachu Co., Ltd.	40,100	$924,567	$787,462	0.5
Furniture store chain
Sundrug Co., Ltd.	26,400	642,272	712,996	0.4
Drug store chain
Xebio Co.,Ltd.	108,400	2,181,451	1,966,341	1.1
Sporting goods
Yaoko Co., Ltd.	16,900	485,791	466,872	0.3
Supermarkets
Total Retail		18,311,514	16,742,261	9.5

Services
Accordia Golf Co., Ltd.	500	495,486	492,125	0.3
Gold courses and country clubs
Aeon Delight Co., Ltd.	56,800	1,041,229	1,063,418	0.6
Building maintenance
Benefit One Inc.	759	598,927	558,480	0.3
Benefit programs
Daiseki Co.,Ltd.	99,000	2,058,615	1,797,004	1.0
Waste disposal
DeNa Co.,Ltd.	37,600	681,718	1,125,430	0.6
Auction and shopping web sites operator
Fuyo General Lease Co., Ltd.	77,800	1,366,700	2,040,140	1.2
Machinery leasing
GMO Internet, Inc.	442,500	1,957,611	1,530,669	0.9
Server rental and internet domain name registration
H.I.S. Co., Ltd.	24,700	487,242	526,738	0.2
Travel agency
Kinden Corporation	73,000	615,371	642,140	0.4
Maintains communications and electrical facilities
Message Co., Ltd.	310	720,880	736,630	0.4
Nursing facilities
Moshi Moshi Hotline, Inc.	57,200	1,173,366	1,162,698	0.7
Marketing
NEC Networks & System Integration Corporation	203,600	2,520,282	2,533,958	1.4
Communication systems
Nippo Corporation	105,000	761,012	687,727	0.4
Heavy construction
Park24 Co., Ltd.	290,000	3,043,742	3,126,657	1.8
Parking garages
Rakuten, Inc.	1,606	1,129,477	1,214,165	0.7
Manages consumer websites

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS* - Continued

AUGUST 31, 2010

(Unaudited)
	Shares	Cost	Market Value	% of Net Assets
Ricoh Leasing Company, Ltd.	38,700	$764,806	$908,559	0.5
Office automation equipment leasing
Sho-Bond Holdings Co., Ltd.	45,600	888,507	951,299	0.5
Heavy construction
Taihei Dengyo Kaisha, Ltd.	160,000	1,300,848	1,074,591	0.6
Chemical plant engineering
Toppan Forms Co., Ltd.	49,200	470,836	464,365	0.3
Printing company
Yahoo Japan Corporation	4,685	1,755,054	1,684,651	1.0
Internet
Total Services		23,831,709	24,321,444	13.8

Telecommunications
Hitachi Kokusai Electric Inc.	232,000	1,835,498	1,745,688	1.0
Wireless communication equipment
MTI Ltd.	798	1,436,080	911,593	0.5
Cellular services
NEC Mobiling, Ltd.	36,600	962,128	1,005,004	0.6
Cellular phones software
T-Gaia Corporation	567	941,455	886,980	0.5
Cellular services
Toei Company, Ltd.	305,000	1,484,311	1,337,831	0.8
Movies, TV programs, and video software
Total Telecommunications		6,659,472	5,887,096	3.4

Textiles and Apparel
ABC-Mart, Inc.	97,200	3,327,731	2,913,978	1.7
Shoes

Transportation
Kintetsu World Express Inc.	75,700	1,854,681	1,796,103	1.0
Distribution services
Sankyu Inc.	158,000	620,832	602,889	0.3
Freight services
Seino Holding Co., Ltd.	169,000	1,047,755	1,050,663	0.6
Comprehensive services
Senko Co.,Ltd.	649,000	2,215,169	1,890,104	1.1
Trucking and warehousing
Total Transportation		5,738,437	5,339,759	3.0
TOTAL INVESTMENTS IN EQUITY SECURITIES		$179,497,106	$174,387,518	99.3

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS* - Continued

AUGUST 31, 2010

(Unaudited)

	Principal Amount	Cost	Market Value	% of Net Assets
INVESTMENTS IN FOREIGN CURRENCY
Hong Kong Shanghai Bank-Tokyo
Non-interest bearing account	JPY 74,730,169	$878,021	$888,323	0.5
TOTAL INVESTMENTS IN FOREIGN CURRENCY		878,021	888,323	0.5
TOTAL INVESTMENTS		$180,375,127	$175,275,841	99.8
OTHER ASSETS LESS LIABILITIES, NET			425,400	0.2
NET ASSETS			$175,701,241	100.0

*	The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of August 31, 2010.

Japanese Yen   JPY   ¥ 84.125 = $1.00

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENTS OF ASSETS AND LIABILITIES

AUGUST 31, 2010

(Unaudited)

ASSETS:
Investments in securities, at market value (cost—$179,497,106)	$174,387,518
Investments in foreign currency, at market value (cost—$878,021)	888,323
Receivable for investments sold	1,590,507
Receivable for dividends and interest, net of withholding taxes	149,765
Prepaid expenses	27,386
Cash and cash equivalents	463,077
Total Assets	177,506,576

LIABILITIES:
Payable for investments purchased	1,468,410
Accrued management fees	154,473
Other accrued expenses	182,452
Total Liabilities	1,805,335

NET ASSETS:
Capital stock (par value of 21,242,170 shares of capital stock outstanding, authorized 100,000,000, par value $0.10 each)	2,124,217
Paid-in capital	236,112,504
Accumulated net realized loss on investments and foreign currency transactions	(57,702,337)
Unrealized net depreciation on investments and foreign exchange	(5,093,508)
Accumulated net investment income	260,365
Net Assets	$175,701,241
Net asset value per share	$8.27

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2010

(Unaudited)

INCOME:
Dividend income (less $124,139 withholding taxes)	$1,649,276
Interest income	33
Total Income		$1,649,309

EXPENSES:
Management fees	906,484
Custodian fees	117,200
Legal fees	94,000
Directors’ fees and expenses	85,568
Auditing and tax reporting fees	60,080
Shareholder reports	35,760
Annual meeting expenses	16,192
Registration fees	12,880
Transfer agency fees	4,624
Miscellaneous	3,544
Insurance	2,760
Total Expenses		1,339,092
INVESTMENT INCOME—NET		310,217

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments	134,211
Net realized gain on foreign exchange	142,609
Net realized gain on investments and foreign exchange	276,820
Change in net unrealized appreciation on translation of foreign currency and other assets and liabilities denominated in foreign currency	3,110,507
Change in net unrealized depreciation on investments	(7,377,331)
Net realized and unrealized loss on investments and foreign exchange	(3,990,004)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,679,787)

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended August 31, 2010 (Unaudited)	For the Year Ended February 28, 2010
FROM INVESTMENT ACTIVITIES:
Net investment income	$310,217	$392,276
Net realized gain (loss) on investments	134,211	(11,754,754)
Net realized gain on foreign exchange	142,609	82,497
Change in net unrealized appreciation (depreciation) on investments and foreign exchange	(4,266,824)	53,931,590
Increase (decrease) in net assets derived from investment activities and net increase (decrease) in net assets	(3,679,787)	42,651,609

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0 and $0.0532 per share, respectively)	0	(1,130,083)
Decrease in net assets	0	(1,130,083)

NET ASSETS:
Beginning of period	179,381,028	137,859,502
End of period	$175,701,241	$179,381,028

See notes to financial statemens

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS
August 31, 2010 (Unaudited)

1.  Significant Accounting Policies

Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company.  The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21,1990.

The following is a summary of significant accounting policies followed by the Fund.  In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and are stated in United States dollars.  The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

In June 2009, the Financial Accounting Standards Board, (“FASB”) issued, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles”.  The standard identifies the FASB Accounting Standards Codification as the source of authoritative GAAP and reporting standards applicable for all non-governmental entities with the exception of guidance issued by the Securities and Exchange Commission (“SEC”) and its staff.  It is effective for financial statements issued for interim and fiscal years ending on or after September 15, 2009.  The standard supersedes the existing non-SEC accounting and reporting standards.  The FASB will no longer issue new standards in the form of Statements, FASB Staff Positions, or Emerging Issues Task Force Abstracts.  The Fund adopted the standard for the period ended August 31, 2010.  The adoption will be limited to disclosure in the financial statements and the manner in which the Fund refers to GAAP.

(a) Valuation of Securities—Investments traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price.  Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price.  Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days.  Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions—Transactions denominated in Yen are recorded in the Fund’s records at the current prevailing rate at the time of the transaction.  Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period.  Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values at the end of the period.  The Fund does not isolate

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS - Continued
(Unaudited)

that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Yen rates at August 31, 2010 on investments and other assets and liabilities.  Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

(c) Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are accounted for on the trade date.  Dividend income and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Realized gains and losses on the sale of investments are calculated on the first in first out basis.

Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP.  To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—”temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions.  It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned.  It is the Fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times.  Collateral is provided in the form of cash, which will be invested in certain money market funds.  The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction.  Although each security loan is fully collateralized, there are certain risks.  On November 21, 2008, the Fund suspended its participation in the securities lending program.  The Fund may resume its participation in the future.  During the period ended August 31, 2010, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Income Taxes — A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 7% (effective 1/1/04 to 12/31/11) and on interest at a rate of 10% and such withholding taxes are reflected as a reduction of the related revenue.  There is no withholding tax on realized gains.

The Fund evaluates tax positions taken or expected to be taken in accordance with GAAP, to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  As of and during the period ended August 31, 2010, the Fund did not have any liabilities for any uncertain tax

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS - Continued
(Unaudited)

positions.  The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations.  During the year, the Fund did not incur any interest or penalties.

At February 28, 2010, the components of accumulated earnings on a tax basis were as follows:

Accumulated capital and other loss deferrals		$(57,871,326)
Unrealized depreciation on investments	$	(984,367)
Total accumulated deficit		$(58,855,693)

The tax character of distributions paid during the fiscal years ended February 28, 2010 and February 29, 2009 were as follows:

	February-10	February-09

Ordinary Income	$1,130,083	$2,241,607
Capital Gains	$0	$0

In accordance with U.S. Treasury regulations, the Fund has elected to defer $10,835 of PFIC losses, $22,506 of net currency losses and $1,609,286 of net realized capital losses arising after October 31, 2009.  Such losses are treated for tax purposes as arising on March 1, 2010.  The Fund has a capital loss carryfoward as of February 28, 2010 of $56,228,699, of which $8,728,309 expires on February 29, 2016 and $28,098,516 expires on February 28, 2017 and $19,401,874 expires on February 28, 2018.

(e) Capital Account Reclassification — For the year ended February 28, 2010, the Fund’s accumulated net investment loss was decreased by $851,462, the accumulated net realized loss was increased by $427,823 and the paid in capital was decreased by $423,639.  These differences were primarily due to the result of the reclassification of foreign currency gains, the tax treatment of passive foreign investment companies and taxable overdistributions.

(f) Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(g) Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States.  In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers.  Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested.  Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(h) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the statement of asset and liabilities.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS - Continued
(Unaudited)

2.  Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (the “Manager”) acts as the manager of the Fund pursuant to a management agreement.  Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties.  Pursuant to such management agreement, the Manager has  retained its parent company, Nomura Asset Management Co., Ltd. (the “Investment Adviser”), to act as investment adviser for the Fund, for which it is compensated by the Manager, not the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million,.90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million,.80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million,.70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million,.60% of the Fund’s average weekly net assets in excess of $325 million, but not exceeding $425 million and.50% of the Fund’s average weekly net assets in excess of $425 million.  Under the Management Agreement, the Fund accrued fees to the Manager of $906,484 for the six months ended August 31, 2010.  Under the Investment Advisory Agreement, the Manager informed the Fund that the Investment Adviser earned fees of $406,826 for the six months ended August 31, 2010.  At August 31, 2010, the fee payable to the Manager, by the Fund, was $154,473.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager.  Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the six months ended August 31, 2010.  As revised effective January 1, 2010, the Fund pays each Director not affiliated with the Manager an annual fee of $12,000 plus $1,500 per meeting attended or $1,000 per telephone meeting attended, together with such Director’s actual expenses related to attendance at meetings.  The chairman of the Board, who is not affiliated with the Manager, is paid an additional annual fee of $5,000.  The chair of the Audit Committee, presently Mr. Chemidlin, receives a fee of $1,000 for attendance at any meeting of the Audit Committee held with the Independent Accountants of the Fund.  Such fees and expenses for unaffiliated Directors aggregated $85,568 for the six months ended August 31, 2010.

3.  Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the six months ended August 31, 2010 were $57,060,589 and $56,070,000, respectively.

As of August 31, 2010, net unrealized depreciation on investments, exclusive of investments in foreign currency and short-term securities, for Federal income tax purposes was $5,109,588 of which $11,515,299 related to appreciated securities and $16,624,887 related to depreciated securities.  The aggregate cost of investments, exclusive of investments in foreign currencies of $878,021, at August 31, 2010 for Federal income tax purposes was $179,497,106.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS - Continued
(Unaudited)

4.  Fair Value Measurements

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.  Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.  The three-tier hierarchy of inputs is summarized below.

●	Level 1—quoted prices in active markets for identical investments

●	Level 2—other significant observable in-puts (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2010.

Level	Investments in Securities	Other Financial Instruments
Level 1
Equity Securities*	$174,387,518	-0-
Foreign Currency	888,323	-0-
Level 2	-0-	-0-
Level 3	-0-	-0-
Total	$175,275,841	$-0-

*	Please refer to the Schedule of Investments for breakdown of the valuation by industry type.

During the six months ended August 31, 2010, the Fund did not hold any instrument which used significant unobservable inputs (level 3) in determining fair value.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout the period.

	For the Six
	Months Ended
	August 31,	For the Year Ended
	2010	February 28,		February 29,	February 28,
	(Unaudited)	2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.44	$6.49	$9.46	$11.80	$15.24	$11.59
Net investment income (loss)@	0.02	0.02	0.04	(0.01)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.19)	1.99	(2.90)	(2.33)	(1.75)	4.14
Total from investment operations	(0.17)	2.01	(2.86)	(2.34)	(1.78)	4.09
Distributions from net investment income	—	(0.06)	(0.11)	—	—	—
Distributions from net capital gains	—	—	—	—	(1.66)	—
Fund Share Transactions
Dilutive effect of Rights Offering*	—	—	—	—	—	(0.22)
Offering costs charged to paid-in capital in excess of par	—	—	—	—	—	(0.22)
Total Fund share transactions	—	—	—	—	—	(0.44)
Net asset value, end of period	$8.27	$8.44	$6.49	$9.46	$11.80	$15.24
Market value, end of period	$7.70	$8.13	$5.79	$8.97	$12.98	$15.75
Total investment return†	(5.3%)	41.5%	(34.4%)	(30.9%)	(6.4%)	29.1%
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000)	$175,701	$179,381	$137,860	$200,924	$250,604	$322,025
Operating expenses	1.45%**	1.46%	1.42%	1.31%	1.32%	1.32%
Net investment income (loss)	0.34%**	0.23%	0.52%	(0.08%)	(0.19%)	(0.37%)
Portfolio turnover	31%	66%	76%	51%	86%	81%

@	Based on average shares outstanding.
†
Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions.  Total return does not reflect sales commissions.

*	Decrease is due to the Rights Offering.
**	Annualized.

JAPAN SMALLER CAPITALIZATION FUND, INC.

Board Review of the Management and Investment Advisory Agreements

The Board of Directors of the Fund (the “Board”) consists of five directors, four of whom are independent or non-interested, directors (the “Independent Directors”).  The Board considers matters relating to the Fund’s management and investment advisory agreements throughout the year.  On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period.  The specific agreements (the “Agreements”) consist of the Fund’s management agreement with Nomura Asset Management U.S.A. Inc. (the “Manager”) and the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the “Investment Adviser”).

The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on August 24, 2010.  In connection with their deliberations at that meeting and at a separate meeting of the Independent Directors held on August 18, 2010, the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of other investment companies and performance of the Fund’s benchmark, (ii) expenses of the Fund and the management fee paid by the Fund to the Manager and the advisory fee paid by the Manager to the Investment Adviser, (iii) advisory fees charges by the Manager and the Investment Adviser to comparable accounts and (iv) the profitability of the Agreements to the Manager and the Investment Adviser.  The independent Directors sought and received additional information from the Investment Adviser.  The Independent Directors were advised by, and received materials (including a detailed memorandum reviewing the applicable legal standards) from their independent counsel in considering these matters and the continuance of the Agreements.

In considering the continuance of the Agreements at the meeting held on August 24, 2010, the Board, including the Independent Directors, did not identify any single factor as determinative.  Matters considered by the Directors in connection with their review of the Agreements included the following:

The nature, extent and quality of the services provided to the Fund under the Agreements.  The Board considered the nature, extent and quality of the services provided to the Fund by the Manager and the Investment Adviser and the resources dedicated by the Manager and the Investment Adviser.  These services included both investment advisory services and related services such as the compliance oversight provided by the Manager.

Investment performance.  The Board considered performance information provided by the Manager regarding the Fund’s investment performance over a number of time periods, including the one-year, three-year and five-year periods recently ended.  In response to requests by the Independent Directors, the Manager provided information about the performance of the Fund compared to the Fund’s benchmark index, data on the Fund’s expense ratio and components thereof, and comparative fee, expense ratio and performance information for other funds investing primarily in Japanese stocks.  In connection with their consideration, the Manager and the Investment Adviser noted that the Fund matched its performance benchmark for the period since the Fund’s inception but underperformed the benchmark for the most recent one-year and certain longer time periods.  The information regarding comparative performance information furnished to the Board indicated that the Fund’s performance ranked second of four funds (including the Fund) with similar

JAPAN SMALLER CAPITALIZATION FUND, INC.

Board Review of the Management and Investment Advisory Agreements - Continued

investment objectives for the most recent one-year period, third of four funds (including the Fund) with similar investment objectives for the most recent three-year period and second of three funds (including the Fund) for the most recent five-year period.  The Manager provided the Board with its analysis of the Fund’s under-performance of its benchmark and its recent relative performance, including the impact of market conditions and stock selection.

The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Funds.  The Board considered the fee payable under the Fund’s management agreement in connection with other information provided for the Directors’ consideration.  The Manager and its affiliates also act as advisers to additional investment companies registered under the Investment Company Act of 1940 and the Board of Directors of the Fund compared the advisory arrangements and fees for these companies.  The Board also considered information provided by the Manager regarding fees charged by the Manager and its affiliates to institutional accounts and other investment companies having investment objectives similar to the Fund’s investment objective.  The Board of Directors of the Fund recognized that the nature of the services provided by the Manager and the Investment Adviser to other investment vehicles and separate accounts differed from the range of services provided to the Fund.

The Manager also provided the Board with information prepared by the Manager and the Investment Adviser indicating the profitability of the Agreements to these respective advisors.  The Independent Directors reviewed this information with the Manager and requested and received certain supplemental information from the Manager and the Investment Adviser with respect to the methodologies used to charge and allocate expenses to the Fund.

Economies of scale.  The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any economies of scale are shared with the Fund and its shareholders.  The Board noted that the management agreement contains six separate breakpoints in the management fee for net assets above $50 million, with the last breakpoint applicable to net assets in excess of $425 million.  The Fund had net assets of approximately $176 million at August 24, 2010 (the date the Agreements were most recently considered).

Based on an evaluation of all factors deemed relevant, including the factors described above, the Board, including each of the Independent Directors, concluded that each of the Agreements should be continued through August 31, 2011.

BOARD OF DIRECTORS
William G. Barker, Jr.
Rodney A. Buck
David B. Chemidlin
Shigeru Shinohara
Chor Weng Tan

OFFICERS
Shigeru Shinohara, President
Kenneth L. Munt, Vice President
Hiroyuki Nakano, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary and Chief Compliance Officer

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12,1-Chome, Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

JAPAN SMALLER CAPITALIZATION FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281
This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information.  This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund’s independent accountants, Ernst & Young, LLP, and accordingly, they express no opinion thereon.

JAPAN Smaller Capitalization Fund, Inc. SEMI-ANNUAL REPORT AUGUST 31, 2010

ITEM 2.  CODE OF ETHICS

 Not applicable to this semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to this semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this semi-annual report.

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ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

 Not applicable to this semi-annual report.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Registrant's investments in securities of unaffiliated issuers as of  8/31/10 are included in the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR  CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual report.

ITEM 8.  PORTFILIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)	Not applicable.

(b)	Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable.

(b)	Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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ITEM 12.  EXHIBITS

(a) (1)	Not applicable to this semi-annual report.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a) (3)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By: /s/ Shigeru Shinohara
Shigeru Shinohara, President
(Principal Executive Officer)

Date:  November 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
Rita Chopra-Brathwaite, Treasurer
(Principal Financial Officer)

Date:  November 5, 2010

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